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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 25, 1995




                               UNITED FOODS, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                       DELAWARE                                 1-8574                   74-1264568
    ----------------------------------------------         ----------------          -------------------
    (State or other jurisdiction of incorporation)         (Commission File           (I.R.S. Employer
                                                                Number)              Identification No.)


         TEN PICTSWEET DRIVE, BELLS, TENNESSEE                                              38006
       ----------------------------------------                                          ----------
       (Address of principal executive offices)                                          (Zip Code)
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        Registrant's telephone number, including area code: 901/422-7600


                                 NOT APPLICABLE
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.          OTHER EVENTS

         On August 25, 1995, the Registrant's Board of Directors approved the execution, delivery and performance by the Registrant of the Stock
         Purchase and Standstill Agreements attached as Exhibits 2.1 and 2.2 hereto.



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ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
                 EXHIBITS

        Exhibits:

        2.1      Stock Purchase and Standstill Agreement, dated August 25,
                 1995, by and between the Registrant and The Baupost Group, Inc.

        2.2      Stock Purchase and Standstill Agreement, dated August 25,
                 1995, by and between the Registrant and The Baupost Fund.

        99       Press Release issued by the Registrant on August 28, 1995.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UNITED FOODS, INC.


Date:  September 5, 1995                   By:    /s/ C. W. Gruenewald, II
                                                  ------------------------

                                           Title:  Senior Vice President,
                                                  ----------------------------
                                           Chief Financial Officer & Treasurer
                                           -----------------------------------





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                                EXHIBIT INDEX



   NO.                                   ITEM
   ---                                   ----

   2.1           Stock Purchase and Standstill Agreement, dated August 25,
                 1995, by and among the Registrant and The Baupost Group, Inc.

   2.2           Stock Purchase and Standstill Agreement, dated August 25,
                 1995, by and among the Registrant and The Baupost Fund.

   99            Press Release issued by the Registrant on August 28, 1995.


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